Global Acquisitions Corp. Announces Corporate Name Change to Agassi Sports Entertainment

LAS VEGAS, NV / ACCESSWIRE / March 31, 2025 /Global Acquisitions Corporation (“AASP” or the “company”) (OTC Pink:AASP) announced today a name change to “Agassi Sports Entertainment Corp.” The change reflects the company’s further commitment to building a world class sports entertainment and media company initially focused on racquet sports with longtime significant shareholder and global sports icon, Andre Agassi.

AASP seeks to define a new era in sports entertainment beginning with growth opportunities associated with the pickleball and padel industries, both of which are currently experiencing significant growth around the world. AASP plans to deploy capital in these rapidly growing global markets supported by Mr. Agassi.

Mr. Agassi has been a World Number 1, 8-time Grand Slam winner, and an Olympic Gold Medalist during his Hall of Fame tennis career. More recently, Mr. Agassi has become one of the highest profile leaders growing pickleball around the world through his participation, endorsements, and investments. AASP expects to play a leading role in advancing wellness and social interaction via the global language of sport by building a world class brand around the growth and popularity of racquet sports. AASP is in discussions with best of class brands in the fields of media, technology, equipment, and entertainment around creative ways to collaborate on leading and advancing pickleball at all levels on a global scale.

The company’s vision for the sport is for widespread adoption at every level. From youth activities, school teams, and scholarships, to major league action, streaming media, and everything in between, AASP aims to play a leading role in spreading the fun, wellness, social interaction, and business of pickleball around the world.

Commenting on the name change, CEO Ronald Boreta stated, “We are incredibly excited to announce our official rebranding to Agassi Sports Entertainment Corp. Our new branding allows counterparties to immediately identify our ties with Andre Agassi, and as a result, we expect significant opportunities to grow the company through multiple avenues, such as tournaments, creative content, media, philanthropic events, and more. As a globally recognized name in tennis and a leader in growing pickleball worldwide, we believe that Andre immediately establishes our brand and gives us a heads up on our competition. Moving forward, we are working to facilitate a best practices capital market strategy of achieving appropriate liquidity in our stock and awareness of our mission among investors worldwide with our goal of becoming an accessible, visible and preferred public platform for those seeking investment opportunity in the growing racquet sports industry.”

Adding to Mr. Boreta’s comments, Mr. Agassi stated, “Having been involved with pickleball as an advocate, investor, and player, I’ve grown to love all the sport has to offer to so many people. As I have become more involved in recent years, I’ve recognized how much opportunity exists to grow the sport, all while promoting health of body and mind. For these reasons and more, I am excited to support the company’s name change to take a larger role in growing the business and passion of pickleball and other racquet sports worldwide.”

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to raise funding to support its operational plans, the terms of such financing and potential dilution caused thereby; the ability of the Company to complete the steps necessary to undertake its current operational plan, the costs associated therewith, timing relating thereto, and the ability of the Company to generate revenues associated therewith; the concentration of ownership of the Company’s securities; the market for the Company’s planned services, including the market for pickleball and padel; competition in the Company’s industry; the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements; current negative operating cash flows and a need for additional funding to finance our operating plans; the terms of any further financing, which may be highly dilutive and may include onerous terms, increases in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports and filings are available at www.sec.gov. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward- looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Ron Boreta

Director and CEO

Global Acquisitions Corp.

702-400-4005